UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 18, 2009 (March 17, 2009)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 17, 2009, INX Inc. (“Company”) issued a press release announcing that it is hosting multiple Data Center Architecture customer events with Cisco, NetApp, and VMware.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A slide presentation being made available to investors is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information being furnished in this report (including Exhibits 99.1 and 99.2) are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)                 Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 17, 2009.

99.2	PowerPoint Presentation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2009	INX Inc.

	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 17, 2009.

99.2	PowerPoint Presentation

3